                                                                  Exhibit 99.463


CALIFORNIA'S NEW ELECTRICITY MARKET
--------------------------------------------------------------------------------
The Basics: How the PX Works


PX Primer









                           Version 3, March 27, 1998

PX BASICS: A PRIMER                                                   CALIFORNIA
                                                                  POWER EXCHANGE



             HISTORY: DEREGULATING THE CALIFORNIA ELECTRICITY MARKET

STATE LAW TO DEREGULATE CALIFORNIA UTILITIES SIGNED IN 1996
Governor Pete Wilson signed AB 1890, sponsored by Assemblyman Jim Brulte (R-Rancho Cucamonga) into law on September 23, 1996.

AB 1890 called for the deregulation of California's investor-owned electric utilities, opening up the state's $21 billion electricity market, and guaranteed a 20% rate cut for residential and small business customers by 2002.

The law established an Oversight Board, an Independent System Operator (ISO), and the Power Exchange (PX).

The legislation modified a plan passed in December 1996 by the California Public Utilities Commission (CPUC) to lower the price of electricity and end excessive and expensive "over-regulation."

The U.S. Congress began the process of increasing competition in the utility industry with passage of the Public Utility Regulatory Policies Act (PURPA) of 1978, and later, with the Energy Policy Act in 1992.


NEW ELECTRICITY MARKET OPENS MARCH 31, 1998

On March 31, 1998, the electric power industry in California will begin a four-year, phased-in process of deregulation.

Investor-owned electric utilities will create separate business units for electric generation, transmission, and distribution.

The transmission and distribution businesses will remain regulated by the Federal Energy Regulatory Commission (FERC) and CPUC, respectively. Generation, on the other hand, will generally become deregulated and subject to the market forces of competition and to market prices for their products.
Consumers from all customer classes - residential, commercial, agricultural and industrial - will be able to buy electricity from either their current electric utility or from alternative suppliers of electricity.

Customers will be able to choose their power supplier.

The industry will be fully competitive by 2002, except to the extent that hydrogeneration remains with utility distribution companies.

HOW THE ELECTRIC MARKET FUNCTIONED UNTIL 1997

In California, three major investor-owned utilities - Pacific Gas and Electric (PG&E), Southern California Edison (SCE), and San Diego Gas and Electric (SDG&E)
- used to generate, purchase, transmit and distribute electricity to meet their customers' demand for electricity.

These utilities are capable of buying power from and sending power to one another, as well as to other utilities in California and the surrounding Western states.


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Each of these major investor-owned utilities was responsible for matching load and resources to maintain frequency, and to match scheduled and actual flows at the tie points by which utilities are connected to other power producers.

Each of these utilities (having an obligation to serve load within its service territory) developed its own generation and demand forecasts, operated generating plants, and entered into long-term procurement contracts for the fuel used to generate electricity. Each utility also participated in short- and long-term bilateral contracts for electric power, to meet changes in demand and demand growth, respectively.

HOW THINGS WILL WORK FROM NOW ON

|X| On March 31, 1998, operation of PG&E, SCE and SDG&E's electric transmission facilities will be managed by an INDEPENDENT SYSTEM OPERATOR, or ISO. Existing transmission contract holders will be given priority for using the transmission system. The ISO will ensure that all electricity producers have an equal opportunity to send their electricity through the transmission system to their customers.

From March 1998 to March 2002, California's investor-owned utilities (PG&E, SCE, and SDG&E) will buy from and sell all of their generation through the California Power Exchange (PX), which will auction electric power demand and supply.

Beginning March 31, 1998 PG&E, SCE and SDG&E customers will be able to buy electricity from the supplier of their choice or choose to continue to buy electric service from their present utility.

Other market participants, such as independent power producers (IPPs), municipal generators, and utilities located outside of California, aggregators, etc., will have the option of buying from, or selling electricity through the PX or selling directly to a customer without going through the PX.


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               THE BASICS: ELECTRICITY GENERATION AND TRANSMISSION

|X| On March 31, 1998 the transmission and distribution businesses will remain regulated.

GENERATION, ON THE OTHER HAND, WILL BECOME FULLY DEREGULATED.

|X| Unlike other commodities, electricity cannot be stored. Therefore, a delicate balance must be maintained between generation and consumption - 24 hours a day, 7 days a week, 8,760 hours a year.


GENERATION BASICS

|X| Generation refers to the conversion of one form of energy into electricity. Electric power may be generated from natural gas, coal, oil, nuclear fuel, falling water, geothermal steam, alternative resources such as cogeneration, and from renewable resources such as wind power, solar energy and biomass.

|X| Within the state of California, electricity is generated by more than 1,300 power plants.

                                 [GRAPHIC MAP]

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MARKET PRIMER                                                         CALIFORNIA
                                                                  POWER EXCHANGE



California's fuel mix for electric generation is among the most diverse in the world, using virtually every commercial technology and fuel, and employing facilities from the largest nuclear power plant to the smallest cogeneration unit.



                        CALIFORNIA ELECTRICITY GENERATION
                                 (BILLIONS KWH)







                                 [GRAPH CHART]








Source: California Energy Commission



|X| Electricity in California is generated from natural gas, oil, nuclear, hydro, and geothermal resources. Electricity is also imported into the state from neighboring states, Canada and Mexico.

                      SOURCES OF ELECTRICITY FOR CALIFORNIA
                                (BILLIONS OF KWH)





                                 [GRAPH CHART]






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MARKET PRIMER                                                         CALIFORNIA
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Source: California Energy Commission



|X| The fuel used to generate electricity, and the related capital investment, affects the price of that electricity.

|X| Natural gas has been the primary fuel used to generate electricity in California during the past 10 years because of the growth in cogeneration, the relatively low cost of gas, dry weather conditions, and the shift from oil to natural gas to reduce air pollution.


GENERATION: PLAYERS

UTILITY-OWNED GENERATION

|X| Hydroelectric generation resources met nearly all of California's electricity needs until the mid-1900s, when oil and natural gas generation were added. Substantial amounts of nuclear, coal and geothermal capacity were added between 1970 and 1990.

                            CALIFORNIA UTILITY-OWNED
                        GENERATION RESOURCES (000 OF MW)







                                 [GRAPH CHART]









Source: California Energy Commission

|X| Until the late 1970s, most electricity in the United States was generated by investor-owned utilities, municipalities and government agencies in large, central generating units.

|X| In 1978, the Public Utility Regulatory Policies Act (PURPA), passed by the U.S. Congress, started the process of competition when it created a new class of power generators called qualifying facilities, or QFs.


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QUALIFYING FACILITIES

|X| QFs are non-utility power producers that often generate electricity using renewable and alternative resources, such as hydro, wind, solar, geothermal or biomass (solid waste).

|X| QFs must meet certain operating, efficiency, and fuel-use standards set forth by the Federal Energy Regulatory Commission (FERC).

|X| If a QF meets these FERC standards, utilities must buy or wheel the QF-generated power. QFs usually have long-term contracts for utilities' purchase of this power.

|X| Cogenerators may also be QFs. Cogenerators use the waste heat created by one process, for example during manufacturing, to produce steam that is used in turn to spin a turbine and generate electricity.

|X| In restructure markets these utility obligations go away and QFs will compete with all other generators in the market.



INDEPENDENT POWER PRODUCERS

|X| An Independent Power Producer (IPP) generates power that is purchased by an electric utility at wholesale prices. The utility then resells this power to end-use customers.

|X| Although IPPs generate power, they are not franchised utilities, government agencies or QFs.

|X| IPPs usually do not own transmission lines to transmit the power that they generate.

|X| Gas-fired cogeneration represents most of the growth in non-utility electric generation.

                            NON-UTILITY POWER PLANTS
                         INSTALLED CAPACITY (000 OF MWH)








                                 [GRAPH CHART]






Source: California Energy Commission



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                                                                  POWER EXCHANGE


GENERATION: SYSTEM RELIABILITY

Although the principles of generating electricity are simple, generating electricity for a state the size of California, both in terms of geographic area and population, is a complex balancing process. Certain requirements must be met to ensure system reliability, such as reserve margin. Under deregulation, the following "allowances" will be made to ensure system reliability.


GENERATION: REGULATORY REQUIREMENTS

|X| The new market will feature "must run" generation. This is generation that utilities must produce, either to maintain system reliability, or to meet requirements imposed by utility regulators such as the CPUC. At the outset of the new market, must-run generation will be used to ensure that the reliability of the ISO-controlled grid is maintained. However, the ISO's objective will be to eliminate reliability must-run generation contracts and replace them with the ancillary service market and other competitive sources.


RELIABILITY MUST-RUN GENERATION

|X| The ISO will take into consideration generation that is needed to ensure utility-system reliability. This includes generation that is:

     - Required to meet the reliability criteria for interconnected systems operation.

     -    Needed to meet load (demand) in constrained areas.

     - Needed to provide voltage or security support of the ISO or of a local area.

|X| In return for payment, the ISO may call upon the owner of a must-run generating unit to run the unit when required for grid reliability.


REGULATORY MUST-TAKE GENERATION

|X| Utilities will be allowed to generate electricity from those resources - identified by jurisdictional bodies such as the CPUC - that are subject to specifically identified cost recovery contracts. These resources may be scheduled with the ISO directly or through the PX. Regulatory Must-Take Generation includes QF power, nuclear units, and pre-existing power-purchase contracts that have minimum-take provisions.


OVER-GENERATION AND THE NEW MARKET

|X| In the deregulated energy market, over-generation occurs when the demand of all PX participants is less than or equal to the sum of all must-take and must-run generation.

|X| A Generation Bid is a bid into the PX indicating a quantity of energy or ancillary service that an eligible customer wishes to sell at a particular price. This bid will be accepted into the PX auction process only if the market-clearing price is at or above the price of the



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     generation bid. A seller may state, for each hour, a different price or preference for each generation quantity in each location. If a bid is submitted with a price of zero, it is assumed that the bidder is prepared to sell at the market-clearing price.


TRANSMISSION BASICS

|X| After electricity is generated, it is transmitted over high-voltage power lines, usually at voltages from 50,000 to 500,000 volts. Electric utilities may transfer power to one another using their transmission system. They also serve transmission-service customers, usually large industrial plants. For most other customers, transmission-level electric service is "stepped down" to lower voltages (such as 120 volts for residential customers).

|X| Presently, anyone who owns transmission facilities, or who has firm contractual rights to use transmission facilities to be operated by the ISO, is referred to as a Transmission Owner (TO).

|X| Electricity can be shipped for long distances over transmission lines from one transmission system to another. For example, electricity generated by the Bonneville Power Administration in Portland, Oregon, can be shipped to the Department of Water and Power in Los Angeles, California.

|X| California has an extensive system of high-voltage transmission, which provides access to supplies from the western region of the US. (See maps following this section.)

|X| The western interconnected system represents the Western half of the US and includes every state from the Rocky Mountains to the Pacific Ocean and parts of Canada and Mexico.

|X| Transmission losses naturally occur between the point of receipt and the point of delivery. The point of delivery will be at the utility distribution company (UDC) boundary or at the ISO's Control Area boundary.

|X| Transmission lines have physical limits beyond which they cannot transmit additional quantities of electrical power without serious damage to transmission equipment.


MAIN GRID AND DISTRIBUTION NETWORKS

|X| Distribution networks deliver electricity to and from the ISO-controlled grid. Distribution power lines generally include some 50 kV and all voltages below 50 kV.

|X| The main transmission grid (backbone) consists of 500 kV, some 230 kV, and the 500-kV DC high-voltage transmission lines.

|X| California utilities are electrically linked through an extensive network of transmission lines. They also are members of the Western Systems Coordinating Council (WSCC), a regional council with a charter of promoting reliable electric service by adopting operating


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     criteria and facilitating electric system support between utilities throughout the WSCC region.

                                 [GRAPHIC MAP]





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MARKET  PRIMER                                                        CALIFORNIA
                                                                  POWER EXCHANGE


                                 [GRAPHIC MAP]




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TRANSMISSION LINE LOAD LIMITS

|X| Transmission-line capacities are calculated and monitored by transmission owners, in order to avoid line overloading and possible damage to equipment.


VOLTAGE SUPPORT

|X| Voltage support refers to those services provided by generating units, or other equipment, that are required to maintain established grid-voltage criteria. These services are required under both normal and system emergency conditions.


CONGESTION

|X| Congestion occurs when there is insufficient transfer capacity to simultaneously implement all of the Preferred Schedules that Scheduling Coordinators submit to the ISO.

|X| The ISO will use a zone-based approach to manage congestion. The zones are set forth in Appendix I to the ISO tariff. The PX will publish the prices for each zone through its web site (www.calpx.com).

|X| A zone is a portion of the ISO-controlled grid within which congestion is expected to occur infrequently or have relatively low congestion-management costs.

|X| "Inter-zonal" congestion occurs as a result of transmission system constraints between two zones.

|X| "Intra-zonal" congestion occurs as a result of transmission system constraints with a zone.


ELECTRIC DISTRIBUTION SYSTEM

|X| The electric distribution system links the transmission system with customers who require service voltage as low as 120 volts.

|X| To serve these customers, several levels of voltage reduction are required. The first voltage reduction usually occurs at a substation, where power from high-voltage transmission lines is transformed to a lower voltage and is then carried via primary distribution lines. Voltage can be further reduced by secondary distribution transformers near the customer's home or business.


DEMAND BASICS

|X| Demand is the amount of electricity used by a customer or the measure of power that a customer receives or requires. It is the rate at which energy is delivered to customers and scheduling points by generation, transmission or distribution facilities.

|X| Wholesale and industrial customers take electricity at the highest voltage levels, while residential customers take electricity at the lowest voltage levels.
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|X|  A Demand Bid is a bid into the PX indicating a quantity of energy that a participant wishes to buy at a particular price. This bid will be accepted into the PX auction process only if the market-clearing price is at or below the price of the demand bid. A buyer may state, for each hour, a different price or preference for each generation quantity required.


IMPORT AND EXPORT BASICS

|X| Natural gas and electricity imports are used more during periods of drought, when hydroelectric generation is lower.

|X| The Pacific Northwest, which is winter peaking, has a large hydroelectric generating capacity that can be exported to California during late spring and summer. California, in turn, provides power to the Northwest to meet winter heating loads.

|X| Coal-fired plants in the Southwest also produce excess capacity that can be exported west.


                        CALIFORNIA IMPORTS OF ELECTRICITY
                                 (BILLIONS KWH)






                                 [GRAPH CHART]











Source: California Energy Commission


IMPORT AND EXPORT CAPABILITIES

|X| California has an extensive high-voltage transmission system that enables access to diverse supplies from the Western region of North America. The Western interconnected system includes all states, from the Rocky Mountains to the Pacific Ocean, including parts of Canada and Mexico (see map on next page).





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MARKET PRIMER                                                         CALIFORNIA
                                                                  POWER EXCHANGE









         [GRAPH California Transmission Import and Export Capabilities]








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MARKET PRIMER                                                         CALIFORNIA
                                                                  POWER EXCHANGE

                        CALIFORNIA'S NEW ELECTRIC MARKET

TWO MAJOR PLAYERS IN THE NEW MARKET: PX AND ISO

CALIFORNIA POWER EXCHANGE (PX)

|X| The California Power Exchange (Power Exchange or PX), located in Alhambra, California, is a non-profit corporation; its primary purpose is to provide an efficient, competitive energy auction that meets the loads of PX customers at market prices.

|X| The PX is open on a nondiscriminatory basis to all suppliers and purchasers.

|X| The Power Exchange's rules and service charges are regulated by the Federal Energy Regulatory Commission (FERC).

|X| PG&E, SoCal Edison and SDG&E must buy and sell electricity through the PX for four years. Together, these investor-owned utilities represent approximately 80% of the electricity used in California.

|X| The PX will determine the price of electricity on an hourly basis for the Day-Ahead and Hour-Ahead markets, according to the demand and supply bids submitted by PX participants.

|X| The PX is located in Alhambra, California, with back-up facilities in Folsom, California.


CALIFORNIA INDEPENDENT SYSTEM OPERATOR (ISO)

|X| Although PG&E, SCE and SDG&E will continue to own their electric transmission facilities, operational control of these facilities will be turned over to the Independent System Operator, (ISO).

|X| The ISO's rules and service charges are regulated by the FERC.

|X| The ISO will ensure that all electricity buyers and sellers have an opportunity to use the transmission system,

     - So that sellers of electricity may transport electricity to their buyers, and

     - So that all electricity buyers may select and receive their electric transfers.

|X| The ISO is located in Folsom, California, with back-up facilities in Alhambra, California.




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RESPONSIBILITIES OF THE PX AND PARTICIPANTS


------------------------------------------------------------ ---------------------------------------------------------
RESPONSIBILITIES OF PX                                        RESPONSIBILITIES OF PARTICIPANTS
------------------------------------------------------------ ---------------------------------------------------------
o    Receive demand and supply bids.                         o   Submit demand or supply bids that are complete
                                                                 and on time.
o    Determine Market-Clearing Price (MCP).
o    Determine Zonal prices (MCP adjusted for congestion).

o    Serve as scheduling coordinator for participants.
o    Settle trades in PX markets (settlement).               o   Comply with operational instructions provided
o    Prepare and send invoices.                                  by the PX or ISO.
o    Operate funds transfers for settlement and              o   Provide end-user-metered data as required by
     billing.                                                    the PX tariff.
                                                             o   Promptly meet
                                                                 all obligations -- operational and financial
                                                                 -- arising from market participation.

------------------------------------------------------------ ---------------------------------------------------------

Because it is a clearinghouse, the PX may not participate in any market transactions itself, or on its own behalf.


THE NEW MARKET STRUCTURE

|X| Participants that compose the new market structure include:


PARTICIPANT                     ROLE

Generators                      Generate, or create, electricity

Power Exchange                  Create a spot market for electricity, schedule
                                and settle trades

Scheduling Coordinators         Submit balanced schedules to the ISO

Independent System Operator     Provide grid dispatch and transmission access
                                services

Utility Distribution Companies  Distribute, or deliver electricity

Retail Marketers                Provide competitive energy services

Customers                       Demand and consume electricity

THE RESPECTIVE ROLES OF EACH PARTICIPANT ARE DESCRIBED MORE FULLY, BELOW.


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GENERATORS

|X|  Generators are power producers.


|X| Non-investor-owned and independent power producers may bid power into the PX or schedule power through another Scheduling Coordinator.

|X| Generators may also bid ancillary services through the PX or another Scheduling Coordinator into the ISO.

|X| Generators must respond to instructions issued by the ISO and Scheduling Coordinators.

POWER EXCHANGE

|X| The PX will conduct daily auctions to allow the competitive trading of electricity in the forward Day-Ahead and Hour-Ahead markets.

|X| The PX accepts demand and generation bids (price, quantity) from its participants, and determines the Market Clearing Price (MCP) at which energy is bought and sold.

|X| The PX is a Scheduling Coordinator and submits balanced demand and supply schedules for successful bidders to the ISO.

|X|  The PX also submits to the ISO:

     |X|  Ancillary service bids to maintain system reliability.

     |X| Adjustment bids, which are decremental/incremental bids to relieve or eliminate congestion on the transmission grid.

     |X| Supplemental energy bids, which are used by the ISO to match loads and resources on a real-time basis.

|X| The PX also performs settlement functions with the ISO, PX participants (including utility distribution companies or UDCs), marketers and aggregators (non-utility retailers) and other Scheduling Coordinators. "Settlement" is the process of financial settlement for energy bought and sold.

|X| The PX bills participants based on settlements and all transaction costs incurred with the ISO and PX.

SCHEDULING COORDINATORS

|X| Scheduling coordinators (SCs) submit balanced schedules and provide settlement-ready meter data to the ISO.

|X|  Scheduling Coordinators also:

     |X|  Settle with generators and retailers, the PX and the ISO

     |X|  Maintain a year-round, 24-hour scheduling center

     |X| Provide non-emergency operating instructions to generators and retailers

|X|  The PX is a Scheduling Coordinator.

INDEPENDENT SYSTEM OPERATOR
The ISO:

|X| Provides open access to transmission

|X|  Manages reliability of the transmission grid

|X| Procures ancillary services as required

|X|  Manages day-ahead and hour-ahead schedules


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|X|  Performs real-time balancing of load and generation

|X|  Settles real-time imbalances

The ISO also administers congestion management protocols for the transmission grid.

|X| As the control-area operator, the ISO maintains scheduled interchanges with other control areas by balancing intertie schedules with the actual flow of electricity across the interties.

|X| The ISO Supply -- the sum of the power output of the generating units within the electric power system, plus energy purchases from outside the electric power system, minus the energy sold outside the electric power system -- must balance with demands placed upon the system.

|X| The ISO also maintains the frequency of the electric power system and ensures that sufficient levels of power are generated.

UTILITY DISTRIBUTION COMPANIES (UDCS)

|X| PG&E, SCE and SDG&E are utility distribution companies.

|X| Utility distribution companies, or UDCs, provide distribution services to all electric customers within their service territory.

|X| They meter the energy delivered to customers and issue bills for the electricity consumed and for the use of transmission and distribution facilities.

|X|  They buy bulk power from the PX for their customers.

|X|  They may:

     |X|  Offer bundled energy tariffs to their customers

     |X| Offer meter reading and usage measurement services to other energy service providers so that they can offer a bundled service to customers

RETAILERS (ENERGY SERVICE PROVIDERS)

|X|  Retailers buy power for and market power to retail customers.

|X| Retailers also serve as demand aggregators for retail loads. They bill retail customers for energy and contracted services, schedule load and generation through a Scheduling Coordinator such as the PX, and pay for the energy and ancillary services they receive.

CUSTOMERS

|X| Eligible electric customers -- whether they are residential, commercial, agricultural or industrial -- may choose their supplier via a local utility distribution company, retailer, or power marketer.


HOW THE PX AND DAY AHEAD AND HOUR AHEAD ELECTRIC MARKETS FUNCTION

|X|  In 1998, two markets will be developed and managed by the Power Exchange:

     |X| Initially, the PX will open the Day-Ahead Market, where participants can bid supply and demand for the next day's 24 hours. The Day-Ahead Market starts at 6:00 a.m. the day ahead of the trading day, and closes at 1:00 p.m. on the day ahead of the trading day, when the ISO issues the final day-ahead schedule.

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     |X|  Later in the year, the PX will open the Hour-Ahead Market, where participants can go through a similar bidding process that begins two hours before the time of operation.

|X| The Hour Ahead market provides a means for participants to buy and sell so as to adjust their day-ahead commitments based on information closer to the transaction hour.

DAY-AHEAD MARKET

|X| A participant may trade and schedule in the day-ahead power market for next-day delivery.

|X| Each trade incurs a mutual obligation for payment between the PX and its market participants. Day-Ahead Market settlements are based on schedules, and are provided within 3 days after each trade day.

|X| The trading procedures in the Day-Ahead Market are:

     -    For each hour of the 24-hour scheduling day, a market-clearing price
          (MCP) is determined from all of the participants' supply/demand bids submitted to the PX.

     - Once the bids are received, the PX validates the bids. Validation consists of verifying that the content of the bid complies with the requirements of the bid format, and checking for consistency with data contained in the master file.

     - Once the bids are validated, the PX constructs aggregate supply/demand curves and their intersection to determine the MCP.

     - The PX also determines if the bids submitted could create a potential over-generation condition.

     - If a potential over-generation condition occurs, the PX must inform the ISO.

     - Bids initially submitted into the Day-Ahead Market auction need not be attributed to any particular unit or physical scheduling plant. Such a bid is referred to as a PORTFOLIO BID.

     - Portfolio bids that are accepted into the Day-Ahead Market are then broken down into generation-unit schedules which are submitted to the ISO along with adjustment bids (for congestion) and ancillary service bids.

     - The ISO determines, based on all unit specific supply bids and location specific demand bids, whether there is congestion. If there is congestion, the ISO uses adjustment bids to submit an adjusted schedule to the PX and other SC's.

     - These adjusted schedules and ISO determined usage charges become the foundation for zonal MCPs and the final schedule submitted to the ISO.

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HOUR-AHEAD MARKET

|X| In the Hour-Ahead Market, bids are submitted to the PX at least 2 hours before the hour of operation. These are unit specific bids.

|X| The Hour-Ahead Market gives participants an opportunity to make adjustments based on their Day-Ahead schedules so that they can minimize real-time imbalances. The MCP is determined the same way as the Day-Ahead Market. The PX communicates price and traded quantities to PX participants immediately after the Hour-Ahead Market is closed.

All other services that are used to maintain a secure and reliable supply of power (ancillary services) are submitted to the PX and selected by the Independent System Operator (ISO).


REAL-TIME MARKET

|X| Real-time operations are managed by the ISO, which also determines the real-time market price after the fact based on actual metered data (ex-post price).



IN A NUTSHELL

|X| The PX and other Scheduling Coordinators actively participate in the forward market for electric power when the timeframe is one hour or more from the time of actual delivery.

|X| The ISO manages the real-time electric power market. The ISO arranges for sources of energy for potential use in real time. These sources include ancillary service energy and supplemental energy bids received from the PX and other SC's.


                       FINANCIAL AND SETTLEMENT PROCEDURES


PARTICIPATION AGREEMENTS

|X| To participate in the PX market, a prospective participant must meet a number of eligibility requirements, sign a participant agreement, comply with the PX's legal requirements, and comply with the PX's system requirements.

ELIGIBILITY REQUIREMENTS

|X| The PX participant must be able to identify the metered entities and meter locations (including its own) for whom it proposes to trade both energy and ancillary services.

|X| The PX participant must be able to apply the relevant distribution loss factors approved by the local regulatory authority for any direct-access end users connected to a distribution system.
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|X|  The participant must provide the PX with satisfactory evidence that it is capable of trading on behalf of its customers.

|X| The participant must provide the PX with satisfactory evidence of creditworthiness.

|X| If the participant owns or controls transmission capacity that is subject to FERC jurisdiction outside the ISO-controlled grid, the FERC must have accepted for filing an open-access transmission tariff for the participant (refer to FERC Order 888).

|X| The participant shall notify the PX of any changes that could affect its eligibility status.

PX APPLICATION

|X|  The written application must be submitted 60 days prior to trading.

|X|  The written application must be accompanied by an application fee.

|X|  The application must specify projected generation and load units.

|X|  The application must supply the appropriate credit and security information

|X| Any appeals may be made to the PX Governing Board within 28 days after denial.

|X| Alternative Dispute Resolution (ADR) is available if the appeal is unsuccessful.

|X|  A PX participant may voluntarily terminate participation at any time.

CREDIT REQUIREMENTS

|X| If the participant has an approved credit rating (A1, P1), he or she does not need to post a guarantee of credit.

|X| If the participant does not have an approved credit rating, he or she must provide guarantees of credit support.

SETTLEMENTS AND BILLING

|X| Settlement refers to the process of financial settlement for energy bought and sold under the PX tariff. Each settlement will involve a price and a quantity.

|X| The day-ahead and hour-ahead schedules become financially binding at the close of each market.

SETTLEMENT: DAY- AND HOUR-AHEAD MARKETS

|X| The trade week is from Sunday at midnight to Sunday at midnight.

|X| A preliminary settlement statement is sent to market participants within 3 days after each trade day.

|X| Market participants have 5 days after each trade day in which to dispute settlement statements.

|X| Invoices are issued 7 days after the end of each trading period or calendar month. Invoices include all PX and ISO administrative charges as well as settlements for energy trades.

|X| Payments from participants are required 15 days after the end of the trade period.

|X| Payments to participants will be made 17 days after the end of the trade period.


PX PARTICIPANT MINIMUM REQUIREMENTS

|X| Submit application form with application fee at least 60 days before commencement of service.


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|X|  Executed PX Participation Agreement, Meter Service Agreement (where applicable) and Software License Agreement.

|X|  Executed escrow agreement, letter of credit or guarantee at least fourteen
     (14) days prior to the date of commencement of service (where applicable).


THE CALIFORNIA POWER EXCHANGE OFFERS MANY BENEFITS TO MARKET PARTICIPANTS

WHAT YOU SEE IS WHAT YOU GET

|X| The Power Exchange provides an open, visible market price. For consumers, this translates to a benchmarked price for other transactions or market-priced power procured on their behalf through their UDC or other service provider. For financial traders and other buyers and sellers, this translates to a reference price. For investor-owned utilities in California, this translates to prices that adequately capture, or determine, the Competitive Transition Charge (CTC) collection.

|X| The Power Exchange also establishes a credible marketplace with no hidden margins or hidden price mark-ups. The rules under which the Power Exchange operates, and the prices it generates, are open to public scrutiny and are regulated by the federal government (the FERC).

|X| The Power Exchange monitors the market to ensure fair trading.

ONE-STOP SHOPPING

In your single transaction with the PX, the PX accomplishes all of the following:

o    Schedule coordination

o    Settlement and credit handling

o    Physical delivery

o    Market priced power, every hour, any size bid

REDUCED RISK

|X| For buyers and sellers alike, the Power Exchange minimizes risk. This is because when you trade with the PX you trade with a deep and liquid pool of buyers and sellers. For buyers, this means significantly reduced risk of delivery failure. For sellers, it means significantly reduced risk of non-payment.


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                                    Glossary

--------------------------------------------------------------------------------

The information below is provided for ready reference by the reader. For a more thorough discussion of these terms, please refer to the Power Exchange and Independent System Operator tariffs.


ADJUSTMENT BID

A bid that is used by the ISO to adjust supply or demand when congestion is anticipated.


ANCILLARY SERVICES

Services required by the Independent System Operator to ensure reliability and to support the transmission of energy from generation sites to customer loads. Such services may include: regulation, spinning reserve, non-spinning reserve, replacement reserve, voltage support, and black start.


BALANCED SCHEDULE

A Scheduling Coordinator's schedule is balanced when generation, adjusted for transmission losses, equals demand.

CONGESTION

A condition that occurs when insufficient transfer capacity is available to implement all of the preferred schedules simultaneously.

CONGESTION MANAGEMENT

Alleviation of congestion by the ISO through selection of adjustment bids.

CONTROL AREA

An electric power system, or a combination of electric power systems, to which a common automatic generation control (AGC) is applied to match the power output of generating units within the area to demand. The control area of the ISO is the state of California.

COGENERATOR

Cogenerators use the waste heat created by one process, for example during manufacturing, to produce steam which is used, in turn, to spin a turbine and generate electricity. Cogenerators may also be QFs.


CPUC

California Public Utilities Commission.



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DAY-AHEAD MARKET

The forward and pre-scheduled market for energy and ancillary services to be supplied during the settlement period of a particular trading day. It is administered by the ISO based on schedules submitted by the PX and other Scheduling Coordinators. This market closes with the ISO's acceptance of a final schedule one day-ahead of trading.

DAY-AHEAD SCHEDULE

A schedule prepared by a Scheduling Coordinator and accepted by the ISO before the beginning of a trading day. This schedule indicates the levels of generation and demand scheduled for each of the 24 settlement periods of that trading day.

DEMAND

The rate at which energy is delivered to loads and scheduling points by generation, transmission or distribution facilities.

DEMAND BID

A bid into the PX indicating a quantity of energy or an ancillary service that an eligible customer is willing to purchase and the maximum price that the customer is willing to pay.

ELIGIBLE TRADER

Any customer who has met the PX criteria for trading.

ENERGY BID

The at or above price for which a generator has agreed to produce the next increment of energy.

EX POST PRICE OR 5-MINUTE EX POST PRICE

The price at which participating generators are compensated for providing imbalance energy in each zone.

FERC

Federal Energy Regulatory Commission.

HYDRO SPILL GENERATION

Hydroelectric generation in existence, prior to the market's opening, that has no storage capacity and that, if backed down, would spill. This term also refers to a hydro resource that has exceeded or has inadequate storage capacity and is spilling, even though generators are operating at full capacity.

IMBALANCE ENERGY

The real-time change in generation output or demand requested by the ISO to maintain reliability of the ISO-controlled grid. Sources of imbalance energy include regulation,


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spinning and non-spinning reserves, replacement reserve, and energy from other generating units that are able to respond to the ISO's request for more or less energy real-time.

INDEPENDENT POWER PRODUCER

An Independent Power Producer (IPP) generates power that is purchased by an electric utility at wholesale prices. The utility then resells this power to end-use customers. Although IPPs generate power, they are not franchised utilities, government agencies or QFs. IPPs usually do not own transmission lines to transmit the power that they generate.


IOU

Investor-owned utility.

ISO

Independent System Operator.

LOAD

An end-use device or an end-use customer that consumes power. Load should not be confused with demand, which is the measure of power that a load receives or requires.

MARKET-CLEARING PRICE

The price at which supply equals demand. The Day-Ahead (adjusted for congestion) and Hour-Ahead Markets.

MARKET PARTICIPANT

An entity, including a Scheduling Coordinator, who participates in the energy marketplace through the buying, selling, transmission, or distribution of energy or ancillary services into, out of, or through the ISO-controlled grid.

MASTER FILE

A file maintained by the PX for use in bidding that contains information on generating units, loads, and other resources eligible to bid into the PX.

OVER-GENERATION

A condition that occurs when total PX participant demand is less than or equal to the sum of regulatory must-take generation, regulatory must-run generation, and reliability must-run generation.

PX

The California Power Exchange Corporation, a state chartered, non-profit public benefits corporation charged with providing Day-Ahead and Hour-Ahead markets for energy and ancillary services, if it chooses to self-provide, in accordance with the PX tariff. The PX is a Scheduling Coordinator, and is independent of both the ISO and all other market participants.
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PX GENERATION

Generation being scheduled by the PX.


PX LOAD

Load that has been scheduled by the PX which is delivered through transmission and distribution facilities.


PX PARTICIPANT

An entity that is authorized to buy or sell energy or ancillary services through the PX, and any agent authorized to act on behalf of such an entity.


PREFERRED DAY-AHEAD SCHEDULE

A Scheduling Coordinator's preferred schedule for the ISO day-ahead scheduling process.

PREFERRED HOUR-AHEAD SCHEDULE

A Scheduling Coordinator's preferred schedule for the ISO hour-ahead scheduling process.

PREFERRED SCHEDULE

The initial schedule produced by a Scheduling Coordinator that represents its preferred mix of generation to meet demand. The schedule includes the quantity of output (generators) and consumption (loads), details of any adjustment bids, and the location of each generator and load. The schedule also specifies the quantities and location of trades between the Scheduling Coordinator and all other Scheduling Coordinators, and is balanced with respect to generation, transmission losses, load, and trades.

QUALIFYING FACILITY

QFs are non-utility power producers that often generate electricity using renewable and alternative resources, such as hydro, wind, solar, geothermal or biomass (solid waste). QFs must meet certain operating, efficiency, and fuel-use standards set forth by the Federal Energy Regulatory Commission (FERC). If they meet these FERC standards, utilities must buy power from them. QFs usually have long-term contracts with utilities for the purchase of this power, which is among the utility's highest-priced resources.


REAL-TIME MARKET

The competitive generation market controlled and coordinated by the ISO for arranging real-time imbalance energy.

REGULATION

The service provided by generating units equipped and operating with automatic generation controls that enable the units to respond to the ISO's direct digital control signals to match real-time demand and resources, consistent with established operating criteria.
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REGULATORY MUST-RUN GENERATION

Utilities will be allowed to generate electricity when hydro resources are spilled for fish releases, irrigation, and agricultural purposes, and to generate power that is required by federal or state laws, regulations, or jurisdictional authorities. Such requirements include hydrological flow requirements, irrigation and water supply, solid-waste generation, or other generation contracts in effect on December 20, 1995.


REGULATORY MUST-TAKE GENERATION

Utilities will be allowed to schedule and maximize output from certain resources identified by the CPUC. These resources will be scheduled on a must-take basis. Regulatory Must-Take Generation includes QF generating units, certain existing nuclear units and pre-existing power-purchase contracts that have minimum-take provisions.

RELIABILITY MUST-RUN GENERATION

The ISO will allow utilities to generate power that is needed to ensure system reliability. This includes generation:

- Required to meet the reliability criteria for interconnected systems operation.

-    Needed to meet load (demand) in constrained areas

- Needed to provide voltage or security support of the ISO or of a local area.


RELIABILITY MUST-RUN UNIT

In return for payment, the ISO may call upon the owner of a generating unit to run the unit when required for grid reliability.


RESERVE MARGIN

The differences between the dependable capacity of a utility's system and the anticipated peak load for a specified period.

SCHEDULING COORDINATOR

Scheduling Coordinators (SC's) submit balanced schedules and provide settlement-ready meter data to the ISO. Scheduling Coordinators may also:

     -    Settle with generators and retailers, the PX and the ISO

     -    Maintain a year-round, 24-hour scheduling center

     - Provide non-emergency operating instructions to generators and retailers

The PX is considered a Scheduling Coordinator and also provides the spot market into which other SC's can buy or sell to balance their schedules.

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SETTLEMENT

The process of financial settlement for purchased and sold through the PX or the ISO.

SUPPLY BID

A bid into the PX indicating a price at which a seller is prepared to sell energy or ancillary services.

TAKE-OUT POINT

The metering points at which a metered entity takes delivery of energy.

TRANSMISSION OWNER

An entity that owns transmission facilities or has firm contractual right to use transmission facilities.

TRADING DAY

The 24-hour period beginning at midnight and ending at the following midnight.

UDC

Utility distribution company. An entity that owns a distribution system for the delivery of energy to and from the ISO-controlled grid, and that provides regulated, retail service to eligible end-use customers who choose not to arrange services through another retailer.

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